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                                                                  Exhibit 10.32


                 FIRST AMENDMENT TO DEPOSIT ESCROW AGREEMENT


        This First Amendment to Deposit Escrow Agreement (this "Amendment") is made and entered into as of December 30, 1997, by and among STC Broadcasting, Inc., a Delaware corporation ("Buyer"), William L. Andrews, the Carol Cagle Trust, the Christine Cagle Testamentary Trust, the Larry Ackers GST Exempt Trust, the Brandon Ackers Trust, Gary R. Ackers and the Glen Ackers Trust (collectively, "Sellers") and George Mason Bank ("Escrow Agent").


                                   RECITALS


        WHEREAS, the Buyer, Sellers and Abilene Radio and Television Company (the "Company") are amending that certain Stock Purchase Agreement, dated July 8, 1997, by and among Buyer, Sellers and the Company (the "Stock Purchase Agreement");

        WHEREAS, Buyer, Sellers and the Escrow Agreement desire to amend certain provisions of that certain Deposit Escrow Agreement, dated July 8, 1997, by and among Buyer, Sellers and the Escrow Agent (the "Escrow Agreement");

        WHEREAS, Gary R. Ackers has power and authority to act on behalf of the Sellers pursuant to the Escrow Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I
                            AMENDMENT OF AGREEMENT

        Section 1.5 of the Escrow Agreement is hereby amended to add thereto the following at the end of each Section:

             "Notwithstanding anything to contrary contained herein, Buyer shall extend the expiration date of the Letter of Credit to April 30, 1998, and Sellers hereby consent to and approve such extension."
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                                  ARTICLE II
                                MISCELLANEOUS

        Section 2.1 Defined Terms. All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Escrow Agreement as hereby amended.

        Section 2.2 Effect of Amendment. Except as specifically provided herein, the Escrow Agreement is in all respects ratified and confirmed. All of the terms, conditions and provisions of the Escrow Agreement as hereby amended shall be and remain in full force and effect.

        Section 2.3 Entire Agreement. This Amendment and the unaltered portions of the Escrow Agreement, together with the Schedules and Exhibits attached to the Escrow Agreement, represent the entire agreement and understanding of the parties to the Escrow Agreement with respect to the transactions contemplated herein and therein, and no representations, warranties or covenants have been made in connection with this Amendment or the Escrow Agreement, other than those expressly set forth herein and therein, or in certificates delivered in accordance herewith or therewith. This Amendment and the unaltered portions of the Escrow Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements among the parties relating to the subject matter of this Amendment and the Escrow Agreement and such agreements and all prior drafts of this Amendment and the Escrow Agreement and such other agreements are merged into this Amendment and the unaltered portions of the Escrow Agreement.

        Section 2.4 Amendments. This Amendment and the Escrow Agreement as hereby amended may be amended or supplemented at any time by additional written agreements signed by the parties hereto.

        Section 2.5 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to choice of laws principles.

        Section 2.6 Seller Representative. Gary R. Ackers has all requisite power and authority to execute and deliver this Amendment on behalf of all the Sellers pursuant to Section 3.10 of the Escrow Agreement.

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        This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.


                            STC BROADCASTING, INC.


                            By:  /s/ David A. Fitz
                                 -----------------
                            Name:  David A. Fitz
                            Title: Senior Vice President


                            SELLERS


                            By:  /s/ Gary R. Ackers
                                 ------------------
                                     Gary R. Ackers,
                                     Sellers Representative


                            GEORGE MASON BANK


                            By:  /s/ J. Catherine Hirsch
                                 -----------------------
                            Name:  J. Catherine Hirsch
                            Title: Senior Vice President